SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

TREK RESOURCES, INC.
(Name of Registrant as Specified in Its Charter)

TREK RESOURCES, INC.
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

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[ ] Fee paid previously with preliminary materials.

[   ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TREK RESOURCES, INC. 4925 GREENVILLE AVENUE, SUITE 955 DALLAS, TEXAS 75206 (214) 373-0318

Dear Stockholder:

       You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Trek Resources, Inc. on Thursday, February 21, 2002, at 10:00 a.m., Dallas time. The meeting will be held at the Dallas Petroleum Club, 2200 Ross Avenue, 39th Floor, Dallas, Texas 75201. Your board of directors and management look forward to greeting stockholders able to attend in person.

       At the meeting, you will be asked to elect five directors to serve until the annual meeting of stockholders to be held in 2003. Information about the business to be conducted at the meeting is set forth in the accompanying proxy statement, which you are urged to read carefully. During the meeting, management will review the business affairs and progress of the company during the fiscal year ended September 30, 2001. Officers of the company will be present to respond to questions from stockholders.

       The vote of every stockholder is important. The board of directors appreciates and encourages stockholder participation in the company=s affairs. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy promptly in the envelope provided or otherwise deliver the same to the address therein. Your shares will then be represented at the meeting. If you attend the meeting, you may, at your discretion, withdraw the proxy and vote in person.

On behalf of the board of directors, I thank you for your anticipated cooperation and continued support.
Sincerely,

Michael E. Montgomery
January 21, 2002	President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board

TREK RESOURCES, INC.
4925 GREENVILLE AVENUE, SUITE 955
DALLAS, TEXAS 75206
(214) 373-0318

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held February 21, 2002

       The 2002 Annual Meeting of Stockholders of Trek Resources, Inc., a Delaware corporation (the "Company"), will be held at the Dallas Petroleum Club, 2200 Ross Avenue, 39th Floor, Dallas, Texas 75201, on February 21, 2002, at 10:00 a.m., Dallas time, for the following purposes:

(1)

the election of five directors to serve until the next Annual Meeting of Stockholders or until their successors are duly qualified and elected (the board of directors has unanimously nominated these persons for election as director);and

(2) to transact other business that may properly come before the annual meeting or any adjournments thereof.

       Holders of our common stock, par value $0.01 per share, of record on January 10, 2002 are entitled to notice of, and to vote at, the annual meeting or any postponements or adjournments thereof. At the record date for determination of stockholders entitled to vote at the annual meeting or any postponements or adjournments thereof, 35,367,308 shares of common stock were issued and outstanding.

       WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

By Order of the Board of Directors
Dallas, Texas
January 21, 2002

Michael E. Montgomery President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board

TREK RESOURCES, INC.
4925 GREENVILLE AVENUE, SUITE 955
DALLAS, TEXAS 75206
(214) 373-0318

PROXY STATEMENT
FOR
2002 ANNUAL MEETING OF STOCKHOLDERS

To Be Held February 21, 2002

       This proxy statement is furnished to holders of our common stock, par value $0.01 per share. Your proxy is being requested by the board of directors of Trek Resources Inc. a Delaware corporation. The proxies are to be used at our annual meeting of stockholders to be held at the Dallas Petroleum Club, 2200 Ross Avenue, 39th Floor, on February 21, 2002 at 10:00 a.m Dallas time, and at any and all postponements or adjournments thereof. The record date for determining stockholders entitled to vote at the annual meeting is January 10, 2002.

ABOUT THE MEETING

What is the purpose of the annual meeting?

       At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of annual meeting of stockholders. Management also will report on the company and respond to questions from stockholders.

What information will I receive?

       Copies of (a) our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001, (b) the notice of annual meeting of stockholders, (c) this proxy statement, and (d) the enclosed proxy card are being mailed or delivered in a single envelope to stockholders beginning on January 21, 2002. See "General; 2003 Annual Meeting."

       We will deliver copies of our Annual Report on Form 10-KSB and other proxy materials to brokerage firms and other custodians, nominees and fiduciaries for forwarding to beneficial owners of our common stock. We will reimburse those brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses in connection with forwarding these materials.

Who can attend the annual meeting?

All holders of our common stock, outstanding as of the record date, or their duly appointed proxies, may attend the annual meeting.

       If you hold your shares in "street name," that is, through a broker or other nominee, you will need to bring a copy of a brokerage or other nominee statement reflecting your stock ownership as of the record date and check in at the registration desk at the annual meeting. You can not vote these shares unless you also bring a broker-issued proxy as discussed below.

Who is entitled to vote?

       Only holders of record of our common stock outstanding at the close of business on January 10, 2002 are entitled to receive notice of the annual meeting and, as described below, to vote at the annual meeting, or any postponement or adjournment of the annual meeting, the shares of common stock that they held on the record date.

       Each share of common stock is entitled to one vote for each director to be elected and upon all other matters to be voted upon by the stockholders at the annual meeting. On January 10, 2002, we had 35,367,308 shares of common stock issued and outstanding.

What constitutes a quorum?

       The presence at the annual meeting, in person or by proxy of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the annual meeting to conduct its business. Proxies received by us but marked as abstentions and broker nonvotes will be included in the calculation of the number of shares considered to be present for quorum purposes at the annual meeting.

How do I vote?

       If you are a record holder of shares and complete and properly sign the accompanying proxy card and return it to us, your shares will be voted as you direct on the proxy card. If you attend the annual meeting, you may vote your shares by proxy by delivering your completed proxy card in person or you may vote your shares yourself by completing a ballot at the annual meeting. We will have ballots available at the annual meeting for stockholders who choose to vote their shares in person.

       Many of our stockholders hold their stock in a street name, which means that the shares are registered in their brokers', banks or other nominee holders' names rather than in the stockholders' own names. The street name holder should provide to you, along with these proxy solicitation materials that we have provided to the street name holder, the street name holder's own request for voting instructions. By completing the voting instruction card, you may direct your street name holder how to vote your shares. Alternatively, if you want to vote your street name shares at the annual meeting, you must contact your broker directly in order to obtain a proxy issued to you by your nominee holder. A broker letter that identifies you as a stockholder is not the same as a broker-issued proxy. If you fail to bring a nominee-issued proxy to the annual meeting, you will not be able to vote your nominee-held shares at the annual meeting.

       If you hold your shares in street name through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by these "broker non-votes" will, however, be counted in determining whether there is a quorum present at the annual meeting.

Can I change my vote after I return my proxy card?

       Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the company either a notice of revocation or a proxy you have executed bearing a later date. If you hold your shares in street name and you would like to vote your shares at the annual meeting, you will also need to bring with you a legal proxy from your broker. The powers of the proxy holders will be suspended as to your shares if you attend the annual meeting in person and so request, although attendance at the annual meeting will not by itself revoke a previously granted proxy.

What happens if the annual meeting is postponed or adjourned?

       If the annual meeting is postponed or adjourned for any reason, at any subsequent reconvening of the annual meeting all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting. However, proxies may be revoked or withdrawn in the manner we described above prior to the reconvened annual meeting even if they have been voted on the same or any other matter at the prior meeting.

What are the board's recommendations?

       Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors. The board=s recommendations are set forth below together with the description of the proposal in this proxy statement. The board recommends a vote in favor of the election of five directors to serve until the next Annual Meeting of Stockholders or until their successors are duly qualified and elected (the board of directors has unanimously nominated these persons for election as director).

       With respect to any other matters that properly come before the annual meeting, the proxy holders will vote as recommended by the board of directors, or, if no recommendation is given, in their own discretion. The board of directors does not know of any other business to be presented at the annual meeting.

How are abstentions and broker non-votes treated?

       Brokers and other nominee holders holding shares of record for their customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. "Broker non-votes" means those votes that could have been cast on the matter in question by brokers and other nominee holders with respect to uninstructed shares if the brokers and other nominee holders had received their customers= instructions. "Uninstructed shares" means those shares held by a broker or other nominee who has not received instructions from its customers on the matters and the broker or other nominee has so notified the company on a proxy form in accordance with industry practice or has otherwise advised the company that the nominee lacks voting authority.

The effect of broker non-votes and abstentions is described below in "Proposal One-Election of Directors. "

PROPOSAL ONE

ELECTION OF DIRECTORS

General

       Five directors are to be elected at the annual meeting. The current size of our board of directors is five. Unless otherwise instructed, the proxy holders intend to vote the proxies received by them FOR the five nominees below.

Michael E. Montgomery
James P. McGowen
Harold H. Ginsburg
Kenneth R. Smith
Dewain V. Hill

       All of our nominees currently serve as directors of the company, and each director was elected by our stockholders at our last annual meeting. Each nominee has consented to being named in this proxy statement and to serve if elected. If any nominee becomes unavailable before the election, your proxy authorizes us to vote for a replacement nominee if the board names one. The five nominees will serve until the next annual meeting of stockholders and until their successors are elected.

       The affirmative vote of a plurality of the shares of common stock represented at the annual meeting will be required to elect each of these directors. Votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

Directors and nominees for election to the board of directors

The biographical information for each of the nominees to the company=s board of directors is set forth below under the heading "Directors and Executive Officers."

The board of directors recommends a vote FOR the election of the nominees for director named above.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Board of director meetings

       During the fiscal year ended September 30, 2001, the board of directors met and took action 12 times and took action by written consent two times. No director attended fewer than 75% of the meetings of the board of directors or of the committees of the board of directors on which they served. The board of directors has established two standing committees to assist it in the discharge of its responsibilities.

Audit committee

       The audit committee recommends the independent public auditors that the company considers to perform the annual audit, reviews financial statements, and reviews the observations of independent auditors concerning their annual audit. During fiscal year 2001, the audit committee consisted of Harold H. Ginsburg, Dewain V. Hill and Kenneth R. Smith. The audit committee did not meet during the fiscal year ended September 30, 2001. During the fiscal year ended September 30, 2001, the audit committee met and took action two (2) times.

Report of the audit committee of the board of directors

       Our board of directors has not adopted a written charter for our audit committee. The members of our audit committee comply with the definition of independence as set forth in Rule 4200(a)(14) of the NASD's listing standards with the exception of Mr. Smith, who currently serves as our Secretary.

       Our audit committee reviewed and discussed with management our audited financial statements for the fiscal year ended September 30, 2001. The audit committee also discussed with our independent auditor Ernst & Young LLP the matters required to be discussed by the Codification of Statements on Auditing Standards 61, Communications with Audit Committees.

       The audit committee received the written disclosures and the letter from our independent auditor Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with Ernst & Young LLP its independence from the company.

       Based on these reviews and discussions and in reliance thereon, the audit committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001 and the board of directors approved the recommendation.

Dewain V. Hill Kenneth R. Smith Harold H. Ginsburg

Audit fees

The following table summarizes the fees paid or payable to Ernst & Young LLP for services rendered for the fiscal year ended September 30, 2001:

Audit fees in connection with the Annual Report on Form 10-KSB and quarterly reports	$40,533

Financial systems design and implementation fees	---

All other fees

Local jurisdiction statutory audit fees	---

Tax related services	9,145

Other fees	67,139

Total all other fees	76,284

TOTAL	$ 116,817

       The category "Other fees" includes fees for audit services provided by Ernst & Young LLP in connection with our registration statement on Form 10-SB that was completed during fiscal 2001, as well as audit services relating to acquisitions that we completed during fiscal 2001. The audit committee has considered whether the provision of services not related to our fiscal 2001 audit are compatible with the independence of Ernst & Young LLP.

Compensation committee

The compensation committee reviews and makes recommendations regarding executive compensation and may oversee the company=s incentive compensation plans as they may exist from time to time. During fiscal year 2001, the compensation committee consisted of Harold H. Ginsburg, Dewain V. Hill and Kenneth R. Smith. For the fiscal year ended September 30, 2001, the compensation committee met and took action one (1) time.

DIRECTORS AND EXECUTIVE OFFICERS

The following table presents information with respect to our directors and executive officers:

Name	Age	Position
Michael E. Montgomery	48	President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board

Thomas A. Rubis	45	Vice President-Operations

James P. McGowen	51	Director

Harold H. Ginsburg	50	Director

Kenneth R. Smith	49	Director and Secretary

Dewain V. Hill	50	Director

       Michael E. Montgomery. Mr. Montgomery has been our President, Chief Executive Officer and Chairman of the Board since May 15, 2000. Mr. Montgomery has also served as a member of our board of directors since June 15, 2000. Additionally, Mr. Montgomery was appointed as our Chief Financial Officer during November 2001. Mr. Montgomery has over 15 years of experience in the energy industry with extensive involvement in the operations and acquisitions areas. Since its inception in 1987, Mr. Montgomery has served as the President of Montgomery Petroleum, Inc., an independent oil and gas company that he founded, and also served from June 1998 to October 2000 as the Managing General Partner of MBOE Oil and Gas Limited Partnership, a private oil and natural gas enterprise. Additionally, Mr. Montgomery has also served as the President of Montgomery Development, Inc. since 1997. Mr. Montgomery has extensive experience in the commercial banking industry and served as a director of Bent Tree National Bank from 1994 until 1996. Mr. Montgomery holds a Bachelor of Arts degree in finance from Southern Methodist University and dedicates approximately 90% of his time during normal business hours to our business.

       Thomas A. Rubis. Mr. Rubis was appointed as Vice President-Operations in October 2000. Mr. Rubis has over 20 years of experience in the energy industry. From 1982-1989, he was employed by the United States division of PanCanadian Petroleum Company. From 1989 until 1992, Mr. Rubis was employed as an Area Engineer with COHO Resources, Inc., and until 1995, as Production Manager for National Energy Group, Inc. Since 1996, Mr. Rubis has operated a private petroleum company, Rubis Oil, Inc., which concentrated its operations in Central and East Texas. Mr. Rubis holds a Bachelor of Science degree in petroleum engineering from the University of Wyoming and dedicates substantially all of his efforts during normal business hours to our business.

       James P. McGowen. Mr. McGowen has served on our board of directors since 1992, and previously served as our President and Chief Executive Officer from 1992 until the appointment of Mr. Montgomery as his successor. Since May 2000, Mr. McGowen has been a partner of the law firm of Holmes, McGowen and Herrington in Dallas, Texas. Mr. McGowen has over 26 years of experience in the oil and natural gas industry, and was previously employed in multiple executive capacities with several oil and natural gas companies directly and indirectly owned by the Hunt family of Dallas, Texas. Mr. McGowen served as the President of the American Association of Petroleum Landmen from June 1993 to June 1994, and holds a Bachelor of Arts degree from Southeastern Oklahoma State University and a Juris Doctorate degree from Texas Weslyan University.

       Harold H. Ginsburg. Mr. Ginsburg was elected to our board of directors on June 15, 2000. In 1991, Mr. Ginsburg was appointed and presently serves as the Managing Principal of Southern Asset Service Corporation, a commercial real estate consulting and brokerage firm, and has over 25 years of experience in the commercial real estate industry. Mr. Ginsburg also serves as a director of Lone Star Bank of Dallas, Texas and has served on the board of directors of Allied Bank of Dallas, Texas, American Bank of Denison, Texas, American Bank of Sherman, Texas and North American Bank Shares. He holds a Bachelor of Arts degree from the University of Texas at Austin, and also serves as a member of our audit committee.

       Kenneth R. Smith. Mr. Smith joined our board of directors on June 15, 2000. Mr. Smith also became our Secretary in November 2001. Since 1989, Mr. Smith has served as the President of Stanford Financial in Dallas, Texas. Since 1990, Mr. Smith has been actively involved in oil, natural gas and real estate enterprises as a private investor. Mr. Smith has over 20 years of experience in the banking industry and has held various executive and managerial positions with Bank Texas, N.A., First City Bank of Dallas and G.E. Capital. Mr. Smith holds a Bachelor of Science degree in finance from Louisiana State University, and also serves as a member of our audit committee.

       Dewain V. Hill. Mr. Hill joined our board of directors on June 15, 2000. Mr. Hill has over 25 years of experience in the banking industry. Since 1996, he has served as Managing Executive of Northern Trust Bank of Texas, N.A. From 1988 until 1996, he served as the President of Bent Tree National Bank of Dallas, Texas. Mr. Hill holds a Bachelor of Arts degree from Texas Christian University, and also serves as a member of our audit committee.

Our directors serve one-year terms, and must stand for re-election each year at the annual meeting of our stockholders.

EXECUTIVE COMPENSATION

Compensation of officers

The following table shows the compensation of the named executive officers of the company during the fiscal years ended September 30, 2001 and 2000.

Summary Compensation Table

	Annual Compensation				Long Term Compensation
Name and Principal Position	Fiscal Year Ended September 30	Salary	Bonus	Other Annual Comp.	Number of Securities Underlying Options	All Other Compensation
Michael E. Montgomery President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board(1)	2001 2000	$120,000 $ 40,000 (2)	$-0-	-0-	200,000 (5)	-0-

James P. McGowen President, Chief Executive Officer and Chairman of the Board(3)	2000	$75,000	$-0-	-0- (4)	-0-	-0-

Thomas A. Rubis Vice President- Operations	2001	$100,000	$6,000	-0-	200,000 (5)	-0-

--------------

(1) Mr. Montgomery was appointed as our President effective May 15, 2000, as our Chairman of the Board effective June 15, 2000, as Chief Executive Officer effective November 16, 2000 and as Chief Financial Officer in November 2001.

(2) In August 2000, our Board of Directors approved a deferred compensation plan for Mr. Montgomery. Under the terms of the plan, Mr. Montgomery is now permitted to defer up to 50% of his yearly base salary. However, since Mr. Montgomery=s employment with us did not begin until May 15, 2000, he was able to defer all $40,000 of his base salary for fiscal 2000. We paid this amount to Mr. Montgomery in January 2001.

(3) Mr. McGowen resigned as an officer effective May 15, 2000.

(4) In April 2000, Mr. McGowen entered into an agreement with us whereby Mr. McGowen forgave $160,000 that we owned him under a deferred compensation arrangement, in exchange for certain of our assets. None of the deferred compensation forgiven by Mr. McGowen was earned during fiscal 2000.

(5) Represents stock options that were repriced from $.16 per share to $.11 per share at a meeting of our board of directors on September 27, 2001.

       The preceding table shows all the cash compensation paid or to be paid by the company as well as certain other non-cash compensation paid or accrued during the fiscal years indicated to our named executive officers in all capacities in which they served.

Option/SAR Grants in Last Fiscal Year
Name	No. of Securities Underlying Options Granted	Exercise or base Price ($/Sh)	% of Total Options Granted	Expiration Date
Michael E. Montgomery	200,000(1) 200,000(1)	$.16 $.11(2)	16% 16%	11/1/10 11/1/10

Thomas A. Rubis	200,000(1)	$.11(2)	16%	11/1/10

(1) The stock option grants listed in the above table were made on November 1, 2000. These stock options became exercisable in full upon the date of grant, but the underlying shares of common stock are subject to vesting restrictions. One fourth of the shares of underlying common stock vested upon the date of grant, and an additional one thirty sixth (1/36) of the remaining shares vest in 36 equal installments beginning on December 31, 2001.

(2) Represents option grants that were repriced from $.16 per share to $.11 per share at a meeting of our board of directors on September 27, 2001.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/ SARs at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at FY-End ($) Exercisable/ Unexercisable
Michael E. Montgomery	__	__	400,000/0	$0/0

Thomas A. Rubis	__	__	200,000/0	$0/0

Compensation of directors

       Our directors do not receive cash retainers or meeting fees for their board service. On November 1, 2000, we granted each of our non-executive directors an option to purchase up to 200,000 shares of our common stock at $.16 per share. The terms of the option grants provide that all of the options are immediately exercisable, but the underlying shares of common stock are subject to vesting restrictions. One -fourth of the shares of common stock underlying these options vested on the date of grant, with an additional one thirty-sixth (1/36) of the remaining portion vesting in 36 equal installments beginning on December 31, 2000. All unexercised options, as well as all unvested shares of underlying common stock, are forfeited in the event that the director=s service on our board of directors is terminated. Additionally, we reimburse our directors for travel, lodging and related expenses that they may occur in attending board of directors and committee meetings.

Repricing of Stock Options

       In September 2001, the board of directors reviewed options granted to our executive officers pursuant to the 2000 Trek Resources, Inc. Stock Option Plan and determined that the exercise price of these options exceeded the fair market value of our common stock. The board of directors was concerned that the total compensation package for our executive officers was less attractive than compensation offered by our competitors and other comparable companies because the exercise price of options granted to new executives of such companies would afford greater opportunity for appreciation than our stock options. The board of directors concluded that (i) our future success is dependent in large part on its ability to retain its key executives; (ii) competition for such personnel is intense; (iii) the loss of key executives would have an adverse impact on our business; and (iv) it is important and cost-effective to provide equity incentives to our executive officers to improve our performance and value for our stockholders. On balance, considering all of these factors, the board of directors determined it to be in our best interests to restore the incentive for our executive officers to remain our employees and to exert their maximum efforts on our behalf by amending their stock options to utilize exercise prices that reflect recent trading prices.

       As a consequence, on September 27, 2001 the board of directors amended the exercise price for the stock option awards previously granted to our executive officers. The exercise price of these options was reduced to $.11 per share (which reflects the average closing price of our common stock as quoted on the Apink sheets@ maintained by the National Quotation Bureau for the ten trading days ended October 1, 2001).

CERTAIN RELATIONSHIPS BETWEEN THE COMPANY AND
DIRECTORS, OFFICERS OR STOCKHOLDERS

Mr. Michael E. Montgomery

       In May 2000, we issued 1,000,000 shares of our common stock to Michael E. Montgomery in exchange for oil and natural gas properties located throughout Texas, Oklahoma and New Mexico. At the time of the acquisition, the acquired properties were estimated to contain net proved reserves of 3,400 Bbls of oil and 96,000 Mcf of natural gas. Based on these reserve estimates, we estimated the value of these properties to be approximately $200,000. The number of shares issued to Mr. Montgomery in this transaction was based on a $.20 per share market price for our common stock at the time of the transaction. The shares were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

       In August 2000, Montgomery Petroleum, Inc., a company that is wholly-owned by Mr. Montgomery, loaned us $115,000. The loan was unsecured, had a one year term and bore interest at a rate of 9.5% per annum. We used the proceeds of this loan for general corporate and administrative purposes. This loan was repaid in full in November 2000.

       We share office space, personnel and various other services with Montgomery Petroleum and other entities that are owned by Mr. Montgomery. We either bill or are billed for the fair market value of the office space and services based on the costs incurred by the providing entity, as the case may be. For the fiscal years ended September 30, 2001 and September 30, 2000, we were billed $99,051 and $13,104, respectively, for services provided by Montgomery Petroleum. Likewise, we billed Montgomery Petroleum $52,472 for the services that we provided during the year ended September 30, 2001. Accordingly, we made a payment of $13,104 in fiscal 2000 and a net payment of $27,298 in fiscal 2001 for these items.

Mr. James P. McGowen

       In May 2000, we transferred to Mr. McGowen various oil and natural gas interests that were estimated to have a value of $16,000 based upon a reserve study prepared by our internal petroleum engineer, a vehicle with a net book value of $31,000, $55,645 in cash and 250 acres of undeveloped oil and natural gas properties. Further, we also transferred selected items of office furniture, equipment and supplies with a net book value of $5,700 to Mr. McGowen. In exchange, Mr. McGowen agreed to assume liabilities of $14,137 related to these assets, as well as selected lease obligations for our prior office space and office equipment. Additionally, Mr. McGowen agreed to cancel a debt of $160,000 that we owed him under a deferred compensation arrangement. Mr. McGowen, who served as our president from 1992 until the appointment of Mr. Montgomery, remains active as a member of our board of directors. The foregoing transactions with Mr. McGowen were unanimously approved by our board of directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       To our knowledge, based solely on a review of the copies of reports furnished to us, during the fiscal year ended September 30, 2001, all of the company=s executive officers, directors and holders of more than 10% of its common stock timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934.

STOCKHOLDERS

       The following table shows the beneficial ownership of our common stock as of January 10, 2002 for (1) our directors, (2) our executive officers who are listed in the Summary Compensation Table and (3) our directors and executive officers as a group. On January 10, 2002, other than Mr. McGowen and Mr. Montgomery, none of our stockholders beneficially owned 5% or more of our common stock:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Approximate Percentage Of Common Stock
Officers and Directors:
Michael E. Montgomery	20,727,940 (1)	58.6%

James P. McGowen	10,446,938 (2,4)	29.5%

Thomas A. Rubis	550,000 (2)	1.6%

Harold H. Ginsburg	225,100 (2)	(3)

Kenneth R. Smith	225,100(2)	(3)

Dewain V. Hill	225,100(2)	(3)

All executive officers and directors as a group ( 6 persons)	32,400,178	91.6%

(1)     Includes options to purchase 400,000 shares of common stock exercisable within 60 days of January 10, 2002. Also includes 10,102,938 shares of common stock owned by James P. McGowen for which Mr. Montgomery holds an irrevocable voting proxy.

(2)     Includes options to purchase 200,000 shares of common stock within 60 days of January 10, 2002.

(3)     Less than 1%.

(4)     Includes 144,000 shares of common stock that Mr. McGowen holds as trustee for the benefit of his children. Mr. McGowen disclaims beneficial ownership of these shares.
GENERAL; 2003 ANNUAL MEETING

Our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001 is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.

      Pursuant to the rules of the Securities and Exchange Commission, a proposal to be presented by a stockholder at our 2003 annual meeting must be received by the company at its principal executive offices no later than September 22, 2002 to be included in our proxy statement for that meeting. As provided in our bylaws, all stockholder proposals for our 2003 annual meeting, whether or not submitted for inclusion in our proxy statement, will not be presented at the 2003 annual meeting unless received by us at our executive offices between August 25, 2002 and October 25, 2002.

      The solicitation of proxies in the enclosed form is made on behalf of our board of directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing this proxy statement and accompanying materials to stockholders, will be borne by the company. In addition to use of the mails, proxies may be solicited personally or by telephone or otherwise by officers, directors and employees of the company, who will receive no additional compensation for these activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by brokerage houses, custodians, nominees and fiduciaries. These parties will be reimbursed for their reasonable expenses incurred in forwarding the proxy materials.

      We have selected Ernst & Young LLP to be our principal auditors for fiscal 2002. Ernst & Young LLP also served as our principal auditors for fiscal 2001. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and we expect them to be available to respond to appropriate questions from stockholders.

OTHER BUSINESS

Management knows of no other matter that will come before the meeting. However, if other matters do come before the meeting, the proxy holders will vote in accordance with their best judgment.

By Order of the Board of Directors,

Michael E. Montgomery President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board
January 21, 2002

APPENDIX A
COMMON STOCK PROXY

TREK RESOURCES, INC.
4925 Greenville Avenue, Suite 955
Dallas, Texas 75206
Tel: (214) 373-0318
Fax: (214) 373-8035

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Michael E. Montgomery and Thomas A. Rubis as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Trek Resources, Inc. held of record by the undersigned on January 10, 2002 at the annual meeting of stockholders to be held at the Dallas Petroleum Club, 2200 Ross Avenue, 39th Floor, Dallas, Texas 75201 at 10:00 a.m., Dallas time, or any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposal listed below.

The board of directors recommends that the stockholders vote FOR the proposal. Please review carefully the proxy statement delivered with this Proxy.

1.

Proposal to elect Michael E. Montgomery, Dewain V. Hill, Kenneth R. Smith, Harold H. Ginsburg and James P. McGowen as directors until the next annual meeting or until their successors have been duly qualified and elected.

	[ ] FOR all nominees listed above	[ ] WITHHOLD AUTHORITY
	(except as marked to the contrary below)	to vote for all nominees listed above

   (Instruction: to withhold authority to vote for any individual nominee write that nominee's name in the space provided above)

The Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

Signature

Dated: , 2002
Signature, if held jointly

Number of Shares of Common Stock Held

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.